UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 25, 2014

Venaxis, Inc.
(Exact name of Registrant as specified in its charter)

Colorado	001-33675	84-155337
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 South Perry Street Castle Rock, Colorado	80104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(303) 794-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The annual meeting of shareholders of Venaxis, Inc. (the “Company”) for 2014 was held on June 25, 2014 (the “Annual Meeting”).  At the Annual Meeting, the shareholders approved an amendment (the “Amendment”) to the Amended and Restated 2002 Stock Incentive Plan, as amended (the “Plan”) to increase the number of shares of Common Stock reserved under the Plan from 1,912,205 to 3,712,205 shares.  A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the total number of shares represented in person or by proxy was 24,313,574 of the 30,966,292 shares of Common Stock outstanding and entitled to vote at the Annual Meeting as of the record date, April 28, 2014.  The following matters were voted upon at the Annual Meeting:

1.           Election of Directors.  The following named persons were elected as Directors of the Company to serve until the next Annual Meeting of Shareholders in 2015 or until their successors are elected and qualified.  The votes cast were as follows:

Director Nominee	For	Vote Withheld

Stephen T. Lundy	10,422,460	150,173
Gail S. Schoettler	10,422,290	150,343
Susan A. Evans	10,456,506	116,127
Daryl J. Faulkner	9,771,948	800,685
John H. Landon	10,422,300	150,333
David E. Welch	10,424,173	148,460
Stephen A. Williams	10,456,632	116,001

2.           Approval of Amendment to 2002 Stock Incentive Plan.  The shareholders voted to amend the Plan to increase the number of shares of Common Stock reserved under the Plan by 1,800,000 shares from 1,912,205 to 3,712,205 shares.  The shareholder vote was as follows:

8,370,846 votes	FOR the resolution
2,156,467 votes	AGAINST the resolution
45,320 votes	ABSTAIN

3.           Say on Pay.  The shareholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers for 2013, as described in accordance with Regulation S-K, Item 402.  The shareholder vote was as follows:

8,570,746 votes	FOR the resolution
1,848,331 votes	AGAINST the resolution
153,556 votes	ABSTAIN

4.           Ratification of Independent Public Accountant.  The shareholders ratified the appointment of GHP Horwath, P.C. as the Company's independent registered public accounting firm for the financial statements audit for the fiscal year ending December 31, 2014.  The shareholder vote was as follows:

23,376,212 votes	FOR the resolution
427, 254 votes	AGAINST the resolution
510,108 votes	ABSTAIN

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibits

10.1	Amendment to the Venaxis, Inc. Amended and Restated 2002 Stock Incentive Plan, as amended, of Venaxis, Inc., effective June 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Venaxis, Inc. (Registrant)
June 26, 2014	By:	/s/ Jeffrey G. McGonegal
		Name:	Jeffrey G. McGonegal
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to the Venaxis, Inc. Amended and Restated 2002 Stock Incentive Plan, as amended, of Venaxis, Inc., effective June 25, 2014.